                                                        Monthly Operating Report

    ------------------------------------------
       CASE NAME:          EyeCorp, Inc.                    ACCRUAL Basis

       CASE NUMBER:        00-30748-RCM

       JUDGE:
    ------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                         MONTH ENDING: August 31, 2000



 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.


    RESPONSIBLE PARTY:

          /s/      Michael Yeary                                             President
 ___________________________________________________    ----------------------------------------------------
       ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

                   Michael Yeary                                              9/20/2000
 ---------------------------------------------------    ----------------------------------------------------
         PRINTED NAME OF RESPONSIBLE PARTY                                      DATE

    PREPARER:


          /s/    Karen G. Nicolaou                                           Secretary
 ___________________________________________________    ----------------------------------------------------
          ORIGINAL SIGNATURE OF PREPARER                                       TITLE


                 Karen G. Nicolaou                                           9/20/2000
 ---------------------------------------------------    ----------------------------------------------------
         PRINTED NAME OF RESPONSIBLE PARTY                                     DATE

                              PAGE: 1 OF 1 PAGES

                                                                               Monthly Operating Report
   --------------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER:   00-30748-RCM                                                   ACCRUAL BASIS-1
   --------------------------------------

   --------------------------------------
         COMPARATIVE BALANCE SHEET
                 UNAUDITED                                              ******** AMOUNTS ARE UNAUDITED *******
   -----------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE
                                                        JAN  FEB  MAR  APR    MAY         JUN          JUL         AUG
     ASSETS                                 AMOUNT (1)
   -----------------------------------------------------------------------------------------------------------------------
      1    UNRESTRICTED CASH                 141,789                         142,575      146,010      150,069     206,249

   -----------------------------------------------------------------------------------------------------------------------
      2    RESTRICTED CASH                         -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
      3    TOTAL CASH                        141,789                          142,575     146,010      150,069     206,249
   -----------------------------------------------------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)               -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
      5    INVENTORY                               -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)        1,643,762                        1,636,605    1,633,940   1,630,617   1,627,998
   -----------------------------------------------------------------------------------------------------------------------
      7    PREPAID EXPENSES                   79,760                           79,760      79,760       79,760      79,760
   -----------------------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)             2,794,112                        2,795,248   2,809,167    2,841,525   2,857,865
   -----------------------------------------------------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS            4,659,423                        4,654,188   4,668,876    4,701,970   4,771,872
   -----------------------------------------------------------------------------------------------------------------------
     10    PROPERTY, PLANT &
           EQUIPMENT                         307,283                        5,172,812   5,172,812    5,172,812   5,172,812
   -----------------------------------------------------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION                 -                       (2,099,983) (2,099,983)  (2,099,983) (2,099,983)
   -----------------------------------------------------------------------------------------------------------------------
     12    NET PROPERTY, PLANT &
           EQUIP                             307,283                        3,072,828   3,072,828    3,072,828   3,072,828
   -----------------------------------------------------------------------------------------------------------------------
     13    DUE FROM INSIDERS                       -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     14    OTHER ASSETS                            -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)             3,476,462                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     16    TOTAL ASSETS                    8,443,168                        7,727,017   7,741,704    7,774,799   7,844,700
   =======================================================================================================================
     POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                                                         -           -        6,700           -
   -----------------------------------------------------------------------------------------------------------------------
     18    TAXES PAYABLE                                                            -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     19    NOTES PAYABLE                                                            -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     20    PROFESSIONAL FEES                                                        -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     21    SECURED DEBT                                                             -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     22    OTHER (ATTACH LIST)                                                    125         250           85       1,985
   -----------------------------------------------------------------------------------------------------------------------
     23    TOTAL POSTPETITION LIABILITIES                                         125         250        6,785       1,985
   =======================================================================================================================
     PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------
     24    SECURED DEBT                            -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     25    PRIORITY DEBT                      73,584                           73,534      73,534       73,534      73,534
   -----------------------------------------------------------------------------------------------------------------------
     26    UNSECURED DEBT       (2)            6,916                            6,966       7,026          110         110
   -----------------------------------------------------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                     -                                -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     28    TOTAL PREPETITION
           LIABILITIES                        80,500                           80,500      80,560       73,644      73,644
   -----------------------------------------------------------------------------------------------------------------------
     29    TOTAL LIABILITIES                  80,500                           80,625      80,810       80,429      75,629
   =======================================================================================================================
     EQUITY
   -----------------------------------------------------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY       8,362,668                        7,648,971   7,678,037    7,751,280   7,903,561
   -----------------------------------------------------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                     2,580      17,142       56,911     134,490
   -----------------------------------------------------------------------------------------------------------------------
     32    DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                                                     -           -            -           -
   -----------------------------------------------------------------------------------------------------------------------
     33    TOTAL EQUITY                    8,362,668                        7,646,392   7,660,894    7,694,370   7,769,071
   -----------------------------------------------------------------------------------------------------------------------
     34    TOTAL LIABILITIES & OWNERS
           EQUITY                          8,443,168                        7,727,017   7,741,704    7,774,799   7,844,700
   -----------------------------------------------------------------------------------------------------------------------


    (1) The balances reported in the "Schedule Amount" column represent the "estimated value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent EyeCorp's historical cost basis in the asset, net of any allowance for the impairment of the asset.

    (2) The decrease in unsecured debt relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.

                              PAGE: 1 OF 1 PAGES

                                                DETAIL SCHEDULE
-----------------------------------             ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-30748-RCM             MONTH:        August 2000

-----------------------------------

                                                                  ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                     SCHEDULE
  NO                      DESCRIPTION                      AMOUNT           MAY         JUN         JUL          AUG
-----------------------------------------------------------------------------------------------------------------------
  6     NOTES RECEIVABLE
        ---------------------------------------

               CRIGLER                                        28,000      28,000      28,000      28,000       28,000
               GLAZER                                        135,823     135,823     135,823     135,823      135,823
               GRAY                                           48,794      48,794      48,794      48,794       48,794
               HORA                                            6,293       6,293       6,293       6,293        6,293
               HORA                                           44,776      44,776      44,776      44,776       44,776
               JONES                                          40,650      40,650      40,650      40,650       40,650
               MOTHERSHED                                    171,324     171,324     171,324     171,324      171,324
               MOTHERSHED                                      2,036       1,994       1,994       1,994        1,994
               MOTHERSHED                                      6,515       5,933       5,637       5,637        5,637
               NUCKLES                                        60,777      60,777      60,777      60,777       60,777
               RAMOS                                          34,967      34,967      34,967      34,967       34,967
               SCOTT                                          31,195      31,195      31,195      31,195       31,195
               SHUM                                           17,960      17,960      17,960      17,960       17,960
               VITREORETINAL FOUNDATION, PLLC              1,282,183   1,282,183   1,282,183   1,282,183    1,282,183
               DECLARK                                         3,188       3,188       3,188       3,188        3,188
               BURCH                                          15,803      15,803      15,803      15,803       15,803
               FRANKLIN PARK EYE CENTER                       49,732      49,732      49,732      49,732       49,732
               RITACCA                                        34,660      34,660      34,660      34,660       34,660
               CARO                                          192,841     192,841     192,841     192,841      192,841
               BOSTICK                                       128,638     128,638     128,638     128,638      128,638
               OHIO ALLIANCE                                 150,923     150,923     150,923     150,923      150,923
               SHUM                                            3,589       3,589       3,589       3,589        3,589
               BAKER                                          17,678      15,841      15,841      14,907       13,022
               BETER                                           8,915       7,474       6,752       6,024        5,290
               BETER                                          27,565      24,310      22,663      21,002       21,002
               GLAZER                                        110,000     110,000     110,000     110,000      110,000
               REMKE                                         102,248     102,248     102,248     102,248      102,248
               RANDLE                                         16,950      16,950      16,950      16,950       16,950
               MOTHERSHED                                     17,549      17,549      17,549      17,549       17,549
               DICKSON OPTICAL                                 9,694       9,694       9,694       9,694        9,694
               DICKSON OPTICAL                                50,300      50,300      50,300      50,300       50,300
               DICKSON OPTICAL                               188,023     188,023     188,023     188,023      188,023
               SITES                                           8,924       8,924       8,924       8,924        8,924
               SITES                                           7,360       7,360       7,360       7,360        7,360
                                                        ------------  -----------------------------------------------

             TOTAL NOTES RECEIVABLE                        3,055,873   3,048,716   3,046,050   3,042,728    3,040,109
             ESTIMATED RESERVE AMOUNT                     (1,412,111) (1,412,111) (1,412,111) (1,412,111)  (1,412,111)
                                                        ------------  -----------------------------------------------
             ESTIMATED NET PRINCIPAL BALANCE               1,643,762   1,636,605   1,633,940   1,630,617    1,627,998
                                                        ============  ===============================================

                              PAGE: 1 OF 3 PAGES

                                                DETAIL SCHEDULE
-----------------------------------             ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-30748-RCM             MONTH:        August 2000

-----------------------------------

                                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                              SCHEDULE
  NO                      DESCRIPTION                               AMOUNT         MAY       JUN        JUL         AUG
----------------------------------------------------------------------------------------------------------------------------
  7     PREPAID EXPENSES
        ----------------------------------------------

            CLOUGH & DOUGHERTY, PLLC -RETAINER                       12,500      12,500      12,500      12,500     12,500
            DAVID SEGERS -RETAINER                                    7,260       7,260       7,260       7,260      7,260
            ANDREWS & KURTH - RETAINER                               45,000      45,000      45,000      45,000     45,000
            WATKINS & EAGER, PLLC - RETAINER                          5,000       5,000       5,000       5,000      5,000
            JACKSON WALKER, LLP - RETAINER                           10,000      10,000      10,000      10,000     10,000
                                                                 ----------  ---------------------------------------------
          TOTAL PREPAID EXPENSES                                     79,760      79,760      79,760      79,760     79,760
                                                                 ==========  =============================================

  8     OTHER CURRENT ASSETS
        ----------------------------------------------

        CASH IN CONSOLIDATION ACCOUNT PRG, INC. (see Note 2)      2,707,001   2,707,001   2,707,001   2,707,001  2,707,001

        WC LINE OF CREDIT ADVANCE PER PRVISION OF
         MANAGEMENT SERVICE AGREEMENTS
            1310 VITALE                                              24,275      24,275      24,275      24,275     24,275
            2413 COLEMAN                                             32,887      32,887      32,887      32,887     32,887
                                                                 ----------  ---------------------------------------------
            TOTAL WC LINE OF CREDIT ADVANCED                         57,162      57,162      57,162      57,162     57,162
            ESTIMATED RESERVE AMOUNT                                (45,730)    (45,730)    (45,730)    (45,730)   (45,730)
                                                                 ----------  ---------------------------------------------
            ESTIMATED NET PRINCIPAL BALANCE                          11,432      11,432      11,432      11,432     11,432

            ACCRUED INTEREST ON NOTES RECEIVABLE                     75,679      76,815      90,733     123,091    139,432
                                                                 ----------  ---------------------------------------------
          TOTAL OTHER CURRENT ASSETS                              2,794,112   2,795,248   2,809,166   2,841,525  2,857,865
                                                                 ==========  =============================================

 15     OTHER NON-CURRENT ASSETS
        ----------------------------------------------

        EST. VALUE OF ASSETS & CONTRACTUAL
        ARRANGEMENTS (see Note 1)                                 3,476,462
                                                                 ----------  ---------------------------------------------
          TOTAL OTHER NON-CURRENT ASSETS                          3,476,462           -           -           -          -
                                                                 ==========  =============================================

Note 1 EYECORP, INC. HAS CONTRACTUAL ARRANGEMENTS WITH APPROXIMATELY 24 OPTHALMIC AND OPTOMETRIC MEDICAL PRACTICES AND AMBULATORY SURGERY CENTERS. EYECORP, INC. HAS ESTIMATED THE VALUE OF THESE CONTRACTUAL ARRANGEMENTS, DISCOUNTED FOR THE UNCERTAINTIES ASSOCIATED WITH REALIZATION THEREOF, TO BE $3,476,462, EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES AND SURGERY CENTERS BY EYECORP, INC.

Note 2 AMOUNT REPRESENTS AMOUNTS TRANSFERRED TO PRG LESS OVERHEAD ALLOCATED FROM PRG.

                               PAGE: 2 OF 3 PAGES

                                                  DETAIL SCHEDULE
-----------------------------------               ACCRUAL BASIS 1
CASE NAME: EYECORP, INC

CASE NUMBER: 00-30748-RCM             MONTH:          August 2000
-----------------------------------

                                                        ******** AMOUNTS ARE UNAUDITED ********
ITEM                                               SCHEDULE
 NO           DESCRIPTION                           AMOUNT         MAY        JUN      JUL      AUG
-----------------------------------------------------------------------------------------------------
 22   OTHER POST-PETITION LIABILITIES
      -------------------------------

        ACCRUAL FOR OUTSIDE ADMINISTRATION FEES                                          45
        ACCRUAL FOR CONSULTING FEE                                                    6,655     1,815
        ACCRUAL FOR US TRUSTEE FEE                                   125        250      85       170
                                                   --------     --------   -------- -------  --------
                                                          -          125        250   6,785      1,985
                                                   ========     ========   ======== =======  =========

                              PAGE: 3 OF 3 PAGES

                                                   Monthly Operating Report
     ----------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER:   00-30748-RCM                     ACCRUAL BASIS - 2
     ----------------------------------

-----------------------------------------------
INCOME STATEMENT                                          ******** AMOUNTS ARE UNAUDITED *******
UNAUDITED
-----------------------------------------------------------------------------------------------------------
                                                     MAY        JUN        JUL         AUG          TOTAL
-----------------------------------------------------------------------------------------------------------
REVENUES
-----------------------------------------------------------------------------------------------------------
  1    GROSS REVENUES                                    -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
  2    LESS: RETURNS & DISCOUNTS                         -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
  3    NET REVENUE                                       -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
  4    MATERIAL                                          -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
  5    DIRECT LABOR                                      -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
  6    DIRECT OVERHEAD                                   -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
  7    TOTAL COST OF GOODS SOLD                          -          -           -          -              -
===========================================================================================================
  8    GROSS PROFIT                                      -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
  9    OFFICE/INSIDER COMPENSATION                       -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 10    SELLING & MARKETING                               -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 11    GENERAL & ADMINISTRATIVE                          -        105       6,740      1,815          8,660
-----------------------------------------------------------------------------------------------------------
 12    RENT & LEASE                                      -                      -          -              -
-----------------------------------------------------------------------------------------------------------
 13    OTHER (ATTACH LIST)                               -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 14    TOTAL OPERATING EXPENSES                          -        105       6,740      1,815          8,660
===========================================================================================================
       INCOME(LOSS) BEFORE NON-OPERATING
 15    INCOME & EXPENSE                                  -      (105)     (6,740)    (1,815)         (8,660)
-----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------------------------
 16    NON-OPERATING INCOME                          2,705     14,793      46,594    106,602        170,693
-----------------------------------------------------------------------------------------------------------
 17    NON-OPERATING EXPENSE                             -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 18    INTEREST EXPENSE                                  -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 19    DEPRECIATION/DEPLETION                            -          -           -          -              -
-----------------------------------------------------------------------------------------------------------
 20    AMORTIZATION                                                             -                         -
-----------------------------------------------------------------------------------------------------------
 21    OTHER (ATTACH LIST)                                          -           -                         -
-----------------------------------------------------------------------------------------------------------
 22    NET OTHER INCOME & EXPENSES                   2,705     14,793      46,594    106,602        170,693
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
 23    PROFESSIONAL FEES                                                        -     27,123         27,123
-----------------------------------------------------------------------------------------------------------
 24    U. S. TRUSTEE FEES                              125        125          85         85            420
-----------------------------------------------------------------------------------------------------------
 25    OTHER (ATTACH LIST)                                                      -                         -
-----------------------------------------------------------------------------------------------------------
 26    TOTAL REORGANIZATION EXPENSES                   125        125          85     27,208         27,543
-----------------------------------------------------------------------------------------------------------
 27    INCOME TAX                                                               -                         -
-----------------------------------------------------------------------------------------------------------
 28    NET PROFIT (LOSS)                             2,580     14,563      39,769     77,579        134,490
-----------------------------------------------------------------------------------------------------------

                              PAGE: 1 OF 1 PAGES

                                                            DETAIL SCHEDULES
--------------------------------------------------
 CASE NAME: EYECORP, INC.                                   ACCRUAL BASIS 2

 CASE NUMBER:   00-30748-RCM                       MONTH:     August 2000

--------------------------------------------------

 ITEM                                              *** AMOUNTS ARE UNAUDITED ***

  NO             DESCRIPTION                       MAY         JUN         JUL         AUG
---------------------------------------------------------- ----------- ----------- -----------
  11      GENERAL & ADMINISTRATIVE:
        ------------------------------------------

                OUTSIDE ADMINISTRATION FEES                       105          85
                CONSULTING FEES (SEGERS)                                    6,655       1,815

              TOTAL GENERAL & ADMINISTRATIVE            -         105       6,740       1,815
                                                  ======== =========== =========== ===========

  16      NON-OPERATING INCOME
        ------------------------------------------

                GAIN (LOSS) ON SALE OF ASSETS           -           -           -      86,585
                TAX REFUND                              -           -           -           -
                INTEREST INCOME                     2,705      14,793      39,678      20,017
                MISCELLANEOUS  (See Note 1)             -           -       6,916           -
                                                  -------- ----------- ----------- -----------

              TOTAL OTHER INCOME & EXPENSE          2,705      14,793      46,594     106,602
                                                  ======== =========== =========== ===========

        (1) The miscellaneous relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.

                              PAGE: 1 OF 1 PAGES

 =========================================================================================================================

                                                     Monthly Operating Report
 ----------------------------------------------
  CASE NAME: EYECORP, INC.

  CASE NUMBER:   00-30748-RCM                             ACCRUAL BASIS-3
 -----------------------------------------------
                                                ****** AMOUNTS ARE UNAUDITED ******
                                                 -----------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                MAY            JUN            JUL             AUG           TOTAL
  DISBURSEMENTS - UN AUDITED
 ----------------------------------------------------------------------------------------------------------------------
     1    BEGINNING BALANCE                         141,789        142,575        146,010         150,069       146,010
 ----------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------------------------
     2    CASH SALES                                      -                             -                             -
 ----------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------------
     3    PREPETITION
 ----------------------------------------------------------------------------------------------------------------------
     4    POSTPETITION
 ----------------------------------------------------------------------------------------------------------------------
     5    TOTAL OPERATING RECEIPTS                        -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------------------------
     6    LOANS & ADVANCES (ATTACH LIST)                  -                             -                             -
 ----------------------------------------------------------------------------------------------------------------------
     7    SALE OF ASSETS                                                                -          86,585        86,585
 ----------------------------------------------------------------------------------------------------------------------
     8    OTHER (ATTACH LIST)                           786          3,540          4,349           3,418         7,767
 ----------------------------------------------------------------------------------------------------------------------
     9    TOTAL NON-OPERATING RECEIPTS                  786          3,540          4,349          90,003        94,352
 ----------------------------------------------------------------------------------------------------------------------
    10    TOTAL RECEIPTS                                786          3,540          4,349          90,003        94,352
 ----------------------------------------------------------------------------------------------------------------------
    11    TOTAL CASH AVAILABLE                      142,575        146,115        150,359         240,072       240,362
 ----------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------------------------
    12    NET PAYROLL
 ----------------------------------------------------------------------------------------------------------------------
    13    PAYROLL TAXES PAID                              -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    14    SALES, USE & OTHER TAXES PAID                   -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    15    SECURED/ RENTAL/ LEASES (NOTE 1)                               -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    16    UTILITIES                                       -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    17    INSURANCE                                       -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    18    INVENTORY PURCHASES                             -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    19    VEHICLE EXPENSE                                 -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    20    TRAVEL                                          -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    21    ENTERTAINMENT - ONSITE MEALS                                   -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    22    REPAIRS & MAINTENANCE                           -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    23    SUPPLIES                                        -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    24    ADVERTISING                                     -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    25    OTHER (ATTACH LIST)                             -            105             40           6,700         6,740
 ----------------------------------------------------------------------------------------------------------------------
    26    TOTAL OPERATING DISBURSEMENTS                                105             40           6,700         6,740
 ----------------------------------------------------------------------------------------------------------------------
  REORGANIZATION FEES
 ----------------------------------------------------------------------------------------------------------------------
    27    PROFESSIONAL FEES                               -              -              -          27,123        27,123
 ----------------------------------------------------------------------------------------------------------------------
    28    U. S. TRUSTEE FEES                              -              -            250               -           250
 ----------------------------------------------------------------------------------------------------------------------
    29    OTHER (ATTACH LIST)                             -              -              -               -             -
 ----------------------------------------------------------------------------------------------------------------------
    30    TOTAL REORGANIZATION EXPENSES                                  -            250          27,123        27,373
 ----------------------------------------------------------------------------------------------------------------------
    31    TOTAL DISBURSEMENTS                             -            105            290          33,823        34,113
 ----------------------------------------------------------------------------------------------------------------------
    32    NET CASH FLOW                                 786          3,435          4,059          56,180        60,239
 ----------------------------------------------------------------------------------------------------------------------
    33    CASH - END OF MONTH                       142,575        146,010        150,069         206,249       206,249
 ----------------------------------------------------------------------------------------------------------------------
 =======================================================================================================================

                              PAGE: 1 OF 1 PAGES

                                                DETAIL SCHEDULES
----------------------------------------
 CASE NAME: EYECORP, INC.                        ACCRUAL BASIS 3

 CASE NUMBER:   00-30748-RCM                    MONTH: August 2000

----------------------------------------

 ITEM                                                                           *** AMOUNTS ARE UNAUDITED ***

  NO                        DESCRIPTION                            MAY             JUN            JUL             AUG
---------------------------------------------------------------------------- --------------- --------------  --------------
      NON OPERATING RECEIPTS
      ----------------------------------------------------

  8      OTHER:

           COLLECTION ON RECEIVABLE                                                    2,666          3,323           2,619
           INTEREST INCOME                                               786             874          1,026             799
                                                              -------------- --------------- --------------  --------------

           SUBTOTAL OTHER RECEIPTS                                       786           3,540          4,349           3,418
                                                              ============== =============== ==============  ==============

      TOTAL NON OPERATING RECEIPTS                                       786           3,540          4,349           3,418
                                                              -------------- --------------- --------------  --------------

 25   OTHER OPERATING DISBURSEMENTS
      ----------------------------------------------------

         OUTSIDE ADMINISTRATION FEES                                                     105             40              45
         CONSULTING FEES                                                                                              6,655
         TAX LIABILITY  -  CURRENT PORTION
                                                              -------------- --------------- --------------  --------------

         TOTAL OTHER OPERATING DISBURSEMENTS                              -              105             40           6,700
                                                              ============== =============== ==============  ==============

                              PAGE: 1 OF 1 PAGES

                                             Monthly Operating Report
  -------------------------------
   CASE NAME: EYECORP, INC.

   CASE NUMBER:   00-30748-RCM                   ACCRUAL BASIS-4
  -------------------------------

                               ********** ALL AMOUNTS ARE UNAUDITED **********

-------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE          MAY           JUNE           JULY          AUG
     ACCOUNTS RECEIVABLE AGING                   AMOUNT
-------------------------------------------------------------------------------------------------------------------
  1       0 - 60                                       -
-------------------------------------------------------------------------------------------------------------------
  2      31 - 60                                       -
-------------------------------------------------------------------------------------------------------------------
  3      61 - 90                                       -
-------------------------------------------------------------------------------------------------------------------
  4      91 +                                          -
===================================================================================================================
  5      TOTAL ACCOUNTS RECEIVABLE                     -               -               -              -          -
-------------------------------------------------------------------------------------------------------------------
  6      AMOUNT CONSIDERED UNCORRECTABLE               -               -               -              -
===================================================================================================================
  7     ACCOUNTS RECEIVABLE (NET)                      -               -               -              -          -
===================================================================================================================

--------------------------------------
     AGING OF POSTPETITION TAXES                         MONTH:    August 2000
     AND PAYABLES
-----------------------------------------------------------------------------------------------------
     TAXES PAYABLE                       0 - 30 DAYS      31 - 60 DAYS      61 - 90 DAYS       TOTAL
-----------------------------------------------------------------------------------------------------
  1  FEDERAL                                       -                                               -
-----------------------------------------------------------------------------------------------------
  2  STATE                                         -                                               -
-----------------------------------------------------------------------------------------------------
  3  LOCAL                                         -                                               -
-----------------------------------------------------------------------------------------------------
  4  OTHER (ATTACH LIST)                                                                           -
=====================================================================================================
  5  TOTAL TAXES PAYABLE                                             -               -             -
=====================================================================================================

-----------------------------------------------------------------------------------------------------
  6  ACCOUNTS PAYABLE                              -                 -                             -
=====================================================================================================

------------------------------------
STATUS OF POSTPETITION TAXES                                        MONTH:    August 2000
                                                                           -----------------
----------------------------------------------------------------------------------------------------
 FEDERAL (ADP REPORTS ATTACHED)         BEGINNING TAX   AMOUNT WITHHELD   AMOUNT PAID   ENDING TAX
                                         LIABILITY *                                    LIABILITY
----------------------------------------------------------------------------------------------------
  1   WITHHOLDING  **                              -                 -              -            -
----------------------------------------------------------------------------------------------------
  2   FICA-EMPLOYEE  **                            -                 -              -            -
----------------------------------------------------------------------------------------------------
  3   FICA-EMPLOYER  **                            -                 -              -            -
----------------------------------------------------------------------------------------------------
  4   UNEMPLOYMENT                                 -                 -              -            -
----------------------------------------------------------------------------------------------------
  5   INCOME                                       -                 -              -            -
----------------------------------------------------------------------------------------------------
  6   OTHER(ATTACH LIST)                           -                 -              -            -
====================================================================================================
  7   TOTAL FEDERAL TAXES                          -                 -              -            -
====================================================================================================
     STATE AND  LOCAL
----------------------------------------------------------------------------------------------------
  8  WITHHOLDING                                   -                 -              -            -
----------------------------------------------------------------------------------------------------
  9  SALES                                         -                 -              -            -
----------------------------------------------------------------------------------------------------
 10  EXCISE                                        -                 -              -            -
----------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT (Note 1)                         -                 -              -            -
----------------------------------------------------------------------------------------------------
 12  REAL PROPERTY                                 -                 -              -            -
----------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                             -                 -              -            -
----------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                           -                 -              -            -
====================================================================================================
 15  TOTAL STATE & LOCAL                           -                 -              -            -
====================================================================================================
 16  TOTAL TAXES                                   -                 -              -            -
====================================================================================================

     * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     * Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                              PAGE: 1 OF 1 PAGES

                                                             Monthly Operating
     ------------------------------------
      CASE NAME: EYECORP, INC
                                                               ACCRUAL BASIS-5
      CASE NUMBER:   00-30748-RCM
     ------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                ********** ALL AMOUNTS ARE UNAUDITED **********

     ----------------------------------------
         BANK RECONCILIATIONS                                   MONTH:                 August 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       A.     BANK                                   SWBOT           SWBOT
     --------------------------------------------------------------------------------------------------------------
       B.     ACCOUNT NUMBER                        337370          9337370                            TOTAL
     --------------------------------------------------------------------------------------------------------------
       C.     PURPOSE (TYPE)                      OPERATING          SWEEP
     --------------------------------------------------------------------------------------------------------------
         1    BALANCE PER BANK STATEMENT               206,269               -                           206,269
     --------------------------------------------------------------------------------------------------------------
         2    ADD: TOTAL DEPOSITS NOT CREDITED                                                                 -
     --------------------------------------------------------------------------------------------------------------
         3    SUBTRACT: OUTSTANDING CHECKS                  20               -                                20
     --------------------------------------------------------------------------------------------------------------
         4    OTHER RECONCILING ITEMS                                                                          -
     --------------------------------------------------------------------------------------------------------------
         5    MONTH END BALANCE PER BOOKS              206,249               -                           206,249
     --------------------------------------------------------------------------------------------------------------
         6    NUMBER OF LAST CHECK WRITTEN
     --------------------------------------------------------------------------------------------------------------


     ----------------------------------------
         INVESTMENT ACCOUNTS                                   MONTH:                 August 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
      BANK ACCOUNT NAME AND NUMBER                   DATE OR          TYPE OF        PURCHASE          CURRENT
                                                    PURCHASE         INSTRUMENT       PRICE             VALUE
     --------------------------------------------------------------------------------------------------------------
         7
     --------------------------------------------------------------------------------------------------------------
         8
     --------------------------------------------------------------------------------------------------------------
         9
     --------------------------------------------------------------------------------------------------------------
        10
     --------------------------------------------------------------------------------------------------------------

        11    TOTAL INVESTMENTS                                                                -                 -
     --------------------------------------------------------------------------------------------------------------

     ----------------------------------------
       CASH
     --------------------------------------------------------------------------------------------------------------

        12    CURRENCY ON HAND                                                                                   -
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
      13      TOTAL CASH - END OF MONTH                                                                    206,249
     --------------------------------------------------------------------------------------------------------------

                              PAGE: 1 OF 1 PAGES

                                                  Monthly Operating Report

     ------------------------------------
      CASE NAME: EYECORP, INC
                                                       ACCRUAL BASIS-6
      CASE NUMBER:   00-30748-RCM
     ------------------------------------
                                                   MONTH       August 2000
                                                         ----------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

     --------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

    -----------------------------------------------------------------------------------------
                  INSIDERS
    -----------------------------------------------------------------------------------------
                       NAME                 TYPE OF      AMOUNT PAID      TOTAL PAID TO DATE
                                            PAYMENT
    -----------------------------------------------------------------------------------------
     1
    -----------------------------------------------------------------------------------------
     2
    -----------------------------------------------------------------------------------------
     3
    -----------------------------------------------------------------------------------------
           SUBTOTAL
    -----------------------------------------------------------------------------------------
     4                                                              -                      -
    -----------------------------------------------------------------------------------------
     5
    -----------------------------------------------------------------------------------------
     6
    -----------------------------------------------------------------------------------------
     6     TOTAL PAYMENTS TO INSIDERS                               -                      -
    -----------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
    ----------------------------------------------------------------------------------------------------------------
                   NAME                    DATE OF COURT       AMOUNT      AMOUNT    TOTAL PAID    TOTAL INCURRED
                                         ORDER AUTHORIZING    APPROVED      PAID      TO DATE      & UNPAID/*/ (1)
                                             PAYMENT
    ----------------------------------------------------------------------------------------------------------------
       1                                                                                      -
    ----------------------------------------------------------------------------------------------------------------
       2                                                                         -            -
    ----------------------------------------------------------------------------------------------------------------
       3                                                                         -            -                   -
    ----------------------------------------------------------------------------------------------------------------
       4   TOTAL PAYMENTS TO PROFESSIONALS                                       -            -                   -
    ----------------------------------------------------------------------------------------------------------------
       5                                                               -         -             -                  -
    ----------------------------------------------------------------------------------------------------------------

        /*/    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.


   ----------------------------------------------------------------------------
     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   ----------------------------------------------------------------------------


          NAME OF CREDITOR                SCHEDULED      AMOUNTS PAID         TOTAL UNPAID
                                           MONTHLY       DURING MONTH         POSTPETITION
                                         PAYMENTS DUE
    -----------------------------------------------------------------------------------------
       1                                                                         -
    -----------------------------------------------------------------------------------------
       2
    -----------------------------------------------------------------------------------------
       3
    -----------------------------------------------------------------------------------------
       4
    -----------------------------------------------------------------------------------------
       5   TOTAL
    -----------------------------------------------------------------------------------------
       6
    -----------------------------------------------------------------------------------------

                              PAGE: 1 OF 1 PAGES

================================================================================

 -----------------------------------------
  CASE NAME: EYECORP, INC.                          MONTHLY OPERATING REPORT

  CASE NUMBER: 00-30748-RCM                             ACCRUAL BASIS - 7
 -----------------------------------------

 -----------------------------------------          MONTH:  August 2000
              QUESTIONNAIRE
 -------------------------------------------------------------------------
                                                           YES       NO
      Have any assets been sold or transferred outside
   1  the normal course of business in this reporting                X
      period?
 -------------------------------------------------------------------------
      Have any funds been disbursed from any account
   2  other than a debtor in possession account?                     X
 -------------------------------------------------------------------------
      Are any postpetition receivables (accounts,
   3  notes or loans) due from related parties?                      X
 -------------------------------------------------------------------------
      Have any payments been made on prepetition
   4  liabilities this reporting period?                             X
 -------------------------------------------------------------------------
      Have any postpetition loans been received by the
   5  debtor from any party?                                         X
 -------------------------------------------------------------------------
   6  Are any postpetition payroll taxes past due?                   X
 -------------------------------------------------------------------------
      Are any postpetition state or federal income
   7  taxes past due?                                                X
 -------------------------------------------------------------------------
   8  Are any postpetition real estate taxes past due?               X
 -------------------------------------------------------------------------
   9  Are any other postpetition taxes past due?                     X
 -------------------------------------------------------------------------
      Are any amounts owed to postpetition creditors                 X
  10  delinquent?
 -------------------------------------------------------------------------
      Have any prepetition taxes been paid during the
  11  reporting period?                                              X
 -------------------------------------------------------------------------
  12  Are any wage payments past due.                                X
 -------------------------------------------------------------------------

 If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.



 -------------------------------------------------------------------------
 -------------------------------------------------------------------------

 -----------------------------------------
                 INSURANCE
 -------------------------------------------------------------------------
                                                           YES       NO
 -------------------------------------------------------------------------
      Are workers compensation, general liability and
   1  other necessary insurance coverages in effect?       N/A
 -------------------------------------------------------------------------
   2  Are all premium payments paid current.               N/A
 -------------------------------------------------------------------------
   3  Please itemized policies below.
 -------------------------------------------------------------------------

 If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

 EYECORP, INC., AS A WHOLLY-OWNED SUBSIDIARY OF PRG, INC., IS COVERED
 -------------------------------------------------------------------------
 UNDER PRG'S POLICIES.
 -------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
 ------------------------------------------------------------------------------
          TYPE OF POLICY             CARRIER      PERIOD        PAYMENT
                                                  COVERED   AMOUNT   FREQUENCY
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

================================================================================

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